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Exhibit 10.20



                          GUARANTY AND SUBORDINATION


      This GUARANTY AND SUBORDINATION ("Guaranty") is made as of September 30, 1999, by EQUIVEST FINANCE, INC., a Delaware corporation ("Guarantor"), in favor of FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender").

                               R E C I T A L S:
                               ---------------

      A. Lender desires to extend a line of credit loan in a principal amount not to exceed Twenty Million Dollars ($20,000,000) ("Loan") to RESORT FUNDING, ING., a Delaware limited partnership ("Borrower"), pursuant to a Loan and Security Agreement (ADC Loans Warehouse Facility) of even date herewith (as from time to time renewed, amended, restated or replaced, "Credit Facility Agreement"). The Loan will be evidenced by a promissory note in the original face amount of Twenty Million Dollars ($20,000,000) (as from time to time renewed, amended, restated or replaced, "Note").

      B. The Credit Facility Agreement, the Note, and all other documents executed in connection with the Loan are hereinafter referred to as the "Loan Documents." The obligations, covenants, agreements and conditions to be performed, paid, observed and fulfilled by Borrower under the Loan Documents are hereinafter referred to as the "Obligations."

      C. In order to induce Lender to make the Loan, Borrower has offered to procure and deliver this Guaranty executed by Guarantor whose principal place of business or chief executive office is located at:

                  Two Clinton Square
                  Syracuse, New York 13202

and Lender has agreed to make the Loan only if this Guaranty is executed by Guarantor and delivered to Lender.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby unconditionally covenants and agrees as follows:

                                   ARTICLE 1

                                   GUARANTY

      1.1 Guarantor absolutely, unconditionally, irrevocably, jointly and severally guarantees and becomes surety for the full, prompt, complete and faithful performance, payment, observance and fulfillment by Borrower of all Obligations, including, without limitation, repayment of the Loan in accordance with the terms of the Note.

11728.18700.416472-2
      1.2 Guarantor hereby covenants and agrees unconditionally that within (a) five (5) days of the receipt of written notice from or on behalf of Lender to the effect that there exists a breach or default of the Obligations which Borrower has failed to pay or perform or (b) such unexpired grace period, if any, as Borrower may then have under the Loan Documents to cure the breach or default before it becomes an Event of Default (as defined in the Loan Documents), whichever period is longer, Guarantor (x) will pay the entire unpaid amount thereof to Lender at its offices at 7272 East Indian School Road, Suite 410, Scottsdale, Arizona 85251, or such other address as Lender may by notice direct or (y) will provide Lender with evidence of the performance of the Obligations which Borrower has failed to perform. If Guarantor fails to pay any sums properly due Lender hereunder within the period applicable pursuant to the terms of the preceding sentence, then, as to Guarantor, such sums shall bear interest at the Default Rate (as defined in the Note) until paid.

                                   ARTICLE 2

                                 SUBORDINATION

      2.1 Guarantor subordinates to the Obligations (a) all present and future indebtedness (including, without limitation, any indebtedness arising from any right of subrogation, indemnification, reimbursement or contribution) owed to Guarantor ("Subordinated Indebtedness") and (b) all liens, security interests, claims and right of any kind that Guarantor may now have or hereafter acquire against Borrower and/or all other persons, excluding Guarantor, obligated to Lender as guarantors or sureties for the Obligations (Borrower and all such other persons, collectively, "Other Obligors") which secure, result from or otherwise pertain to the Subordinated Indebtedness. Guarantor agrees that all liens, security interests, claims and rights of any kind that Guarantor may now have or hereafter acquire against Other Obligors and or the Other Obligors' property ("Other Obligors' Property") which secure, result from or otherwise pertain to the Subordinated Indebtedness shall be subordinate, inferior and subject to the liens, security interests, claims and rights of Lender against Other Obligors and/or Other Obligors' Property under the terms of any of the Loan Documents or at law, whether direct or contingent or whether now or hereafter created. Guarantor agrees that it may accept payments on the Subordinated Indebtedness, if and only if, at the time of making such payment and immediately upon giving effect thereto, neither an Event of Default nor an Incipient Default (as defined in the Loan Documents) exists. Guarantor will not demand or accept any payment(s) on the Subordinated Indebtedness from Borrower when there exists an Event of Default or an Incipient Default, even if no written notice of such an event has been provided. Any payment received by Guarantor under such circumstances shall be deemed received in trust for Lender and shall be immediately remitted to Lender. Notwithstanding anything herein to the contrary, if any portion of the Subordinated Indebtedness becomes due and payable prior to its stated maturity, Lender shall be entitled to receive full payment and performance of the Obligations before the holder(s) thereof is/are entitled to receive any payment of the Subordinated Indebtedness. Guarantor grants to Lender a security interest in the Subordinated Indebtedness as security for performance of its obligations under this Guaranty, which shall be collected, enforced and received by the holder(s) thereof for Lender and be paid over to Lender on an account of the obligations, but without reducing or affecting in any manner the liability of Guarantor under any of the other provisions of this Guaranty; and Guarantor shall remain liable for any deficiency following any foreclosure of such security interest.

      2.2 Guarantor will not take any action which will either (a) force the sale of Other Obligors' Property in order to satisfy the Subordinated Indebtedness or (b) affect in any manner any or all of Lender's liens, security interests, claims or rights of any kind that Lender may now have or hereafter acquire against Other Obligors and/or Other Obligors' Property. Guarantor will refrain from taking any action which is in any way inconsistent with or in derogation of this subordination or of the rights of Lender hereunder and covenants to perform such further acts as necessary or appropriate to give effect to this subordination. Without limiting the generality of the foregoing, Guarantor will not assign any portion of the Subordinated Indebtedness, except expressly subject to the terms of this Guaranty; and Guarantor shall cause all evidence of the Subordinated Indebtedness to set forth the provisions hereof and shall cause any instrument representing the Subordinated Indebtedness to be endorsed with the following legend: "The indebtedness evidenced by this instrument is subordinated, pursuant to a Guaranty and Subordination ("Guaranty") dated as of September __, 1999, by Equivest, Inc., in favor of FINOVA Capital Corporation, to the prior payment in full of the Obligations (as defined in the Guaranty)." Lender shall have the right to file, vote and collect on behalf of Guarantor any proofs of claim Guarantor may have against any Other Obligor in respect of the Subordinated Indebtedness in the event of any bankruptcy or insolvency proceeding of such Other Obligor; and Guarantor hereby appoints Lender as its attorney-in-fact for such purposes and to execute any and all documents which Lender may consider necessary or desirable for such purpose.

                                   ARTICLE 3

                  GENERAL COVENANTS AND WAIVERS OF GUARANTOR;
                         REMEDIES AND RIGHTS OF LENDER

      3.1 Neither failure to give, nor defect in, any notice to Borrower or any Other Obligor concerning a default in the performance of the Obligations (other than a notice required pursuant to paragraph 1.2 or pursuant to the Credit Facility Agreement), an Event of Default or any event which might mature into an Event of Default shall extinguish or in any way affect the obligations of Guarantor hereunder. Neither demand on, nor the pursuit of any remedies against, Borrower or any Other Obligor shall be required as a condition precedent to, and neither the pendency nor the prior termination of any action, suit or proceeding against Borrower or any Other Obligor (whether for the same or a different remedy) shall bear on or prejudice the making of a demand on Guarantor by Lender and commencement against Guarantor after such demand, of any action, suit or proceeding, at law or in equity, for the specific performance of any covenant or agreement contained herein or for the enforcement of any other appropriate legal or equitable remedy.

      3.2 Guarantor's liability hereunder is direct and immediate and primary and several with that of Borrower and each and every Other Obligor. Neither (a) the exercise or the failure to exercise by Lender of any rights or remedies conferred on it under the Loan Documents, hereunder or existing at law or otherwise, or against any security for performance of the Obligations, (b) the commencement of an action at law or the recovery of a judgment at law against any Other Obligor and the enforcement thereof through levy or execution or otherwise, (c) the taking or institution or any other action or proceeding against any Other Obligor nor (d) any delay in taking, pursuing or exercising any of the foregoing actions, rights, powers or remedies (even though requested by Guarantor) by Lender or anyone acting for Lender, shall extinguish or affect the obligations of Guarantor hereunder. Guarantor shall be and remain liable for all the Obligations until fully paid and performed (and without limiting Guarantor's obligations under paragraph 3.8), notwithstanding the previous discharge (total or partial and with or without notice to or consent of Guarantor) from further liability of Borrower or any Other Obligor with respect thereto.

      3.3 Guarantor hereby expressly waives: (a) notice of acceptance by Lender of this Guaranty; (b) notice of the existence, creation or non-payment of all or any of the Obligations, except as otherwise provided in paragraph 1.2 or in the Credit Facility Agreement; (c) presentment, protest, demand, dishonor, notice of dishonor, protest and all notices whatsoever, except as otherwise expressly provided in paragraph 1.2 or in the Credit Facility Agreement; (d) all diligence in collection or protection of or realization on the Obligations or any part thereof, any obligation hereunder, or any security for or guarantee of any of the foregoing; (e) any defense based upon an election of remedies by Lender or marshaling of assets; (f) any defense arising because of Lender's election under
Section 1111(b)(2) of the United States Bankruptcy Code ("Bankruptcy Code") in any proceeding instituted under the Bankruptcy Code; (g) any defense based on post-petition borrowing or the grant of a security interest by Borrower under
Section 364 of the Bankruptcy Code; (h) any duty on the part of Lender to disclose to Guarantor any facts Lender may now or hereafter know about Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are known to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, because Guarantor represents and warrants that it is fully responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of non-payment of any Obligation; (i) any and all suretyship defenses and defenses in the nature thereof under Arizona and/or any other applicable law, including, without limitation, the benefits of the provisions of A.R.S. Sections 12-1641 through 12-1646, A.R.S. Section 33-814, A.R.C.P. Sections 17(f) and 21, and all other laws and procedural rules of similar import; and (j) all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for an Obligation, has destroyed Guarantor's rights of subrogation and reimbursement against the principal. Without limiting the generality of the foregoing, Guarantor waives all right and defenses that Guarantor may have because Borrower's debt is at any time secured by real property. This means, among other things: (a) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and
(b) if Lender forecloses on any real property collateral pledged by Borrower:
(i) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if that collateral is worth more than the sale price; and (ii) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower's debt is secured by real property. Furthermore, Guarantor waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against the principal by the operation of the law or otherwise.

      3.4 Without limiting the generality of the foregoing, Guarantor will not assert against Lender any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, usury, illegality or unenforceability which may be available to Borrower with respect to the Obligations, or any recoupment or set-off available to Borrower against Lender, whether or not on account of a related transaction.

      3.5 The benefits, remedies and rights provided or intended to be provided hereby for Lender are in addition to and without prejudice to any rights, benefits, remedies or security to which Lender might otherwise be entitled.

      3.6 Anything else contained herein to the contrary notwithstanding, Lender, from time to time, without notice to Guarantor (other than a notice required pursuant to paragraph 1.2 or the Credit Facility Agreement), may take all or any of the following actions without in any manner affecting or impairing the obligations of Guarantor hereunder: (a) obtain a lien on or a security interest in any property to secure any of the Obligations; (b) retain or obtain the primary or secondary liability of any party or parties, in addition to Guarantor, with respect to any of the Obligations; (c) renew, extend or otherwise change the time for payment or performance of any of the Obligations for any period; (d) release or compromise any liability of Guarantor hereunder or any liability of any nature of any other party or parties with respect to the Obligations; (e) exchange, enforce, waive, release and apply any security for the performance of the Obligations and direct the order or manner of sale thereof as Lender may in Lender's discretion determine; (f) resort to Guarantor for payment of any of the Obligations or otherwise enforce the obligations hereunder of Guarantor, whether or not Lender shall proceed against any other party primarily or secondarily liable on any of the Obligations; (g) agree to any amendment (including, without limitation, any amendment which changes the amount of interest to be paid under the Loan Documents or extends the period of time during which Borrower may borrow under the Loan Documents), any alteration of the Loan Documents or any waiver of any of the provisions of the Loan Documents and/or exercise Lender's rights to consent to any action or non-action of Borrower which may violate the covenants and agreements contained in the Loan Documents with or without consideration, on such terms and conditions as may be acceptable to Lender in Lender's discretion; or (h) exercise any of Lender's rights conferred by the Loan Documents or by law.

      3.7 No delay on the part of Lender in the exercise of any right or remedy under this Guaranty shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of Lender permitted hereunder shall in any way affect or impair the rights of Lender or the obligations of Guarantor under this Guaranty.

      3.8 If at any time all or any part of any payment theretofore applied by Lender to any of the Obligations is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower), such Obligation(s), for purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, shall be deemed to have never been performed; and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by Lender had not been made.

      3.9 To the extent not prohibited by law, until the Obligations have been paid and performed in full and Lender has no further obligation to extend credit to Borrower under the Loan Documents, Guarantor shall have no right of subrogation with respect to the Obligations or any right of indemnification, reimbursement or contribution from any Other Obligor with respect to the Obligations regardless of any payment made by Guarantor or received by Lender pursuant to the provisions of this Guaranty; and Guarantor hereby unconditionally waives any such right of subrogation, indemnification, reimbursement or contribution for such period. To the extent any such right cannot be waived, such right is subordinated to the Obligations and to the obligations of Other Obligors to Lender in accordance with the provisions of
Article 2.

      3.10 It is not necessary for Lender to inquire into the powers of Borrower or Borrower's officers, directors, partners or agents purporting to act on its behalf and the Obligations are hereby guaranteed, and the Subordinated Indebtedness is hereby subordinated, notwithstanding the lack of power or authority on the part of Borrower or anyone acting on the Borrower's behalf to incur the Obligations.

      3.11 If Guarantor shall (a) generally not be paying its debts as they become due, (b) file, or consent by answer or otherwise to the filing against it of a petition for relief or reorganization, arrangement or any other petition in bankruptcy or insolvency under the laws of any jurisdiction, (c) make an assignment for the benefit of its creditors, (d) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for itself or any substantial part of its property, (e) be adjudicated insolvent, (f) dissolve or commence to wind-up its affairs, or (g) take any action for purposes of the foregoing, at Lender's option, Guarantor will pay to Lender forthwith the whole then unpaid amount of the Obligations ("Unpaid Amount") as if such Unpaid Amount were then due and payable; and in any such event Lender, irrespective of whether any demand shall have been made on Guarantor, Borrower or any Obligor by intervention in or initiation of judicial proceedings relative to Guarantor, its creditors or its property, may file and prove a claim or claims for the whole or any portion of the Unpaid Amount or any portion thereof and file such other papers or documents as may be necessary or advisable in order to have such claim allowed in such judicial proceedings and to collect and receive any monies or other property payable or deliverable on any such claim, and to distribute the same; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized to make such payments to Lender.

      3.12 If Guarantor shall fail to pay any amount or perform any obligations due Lender hereunder, Lender may institute and pursue any action or proceeding to judgment or final decree and may enforce any such judgment or final decree against Guarantor and collect in the manner provided by law out of its property, wherever situated, the monies adjudged or decreed to be payable. Guarantor agrees to maintain a net worth of not less than Forty Million Dollars ($40,000,000), without taking into account any amounts due Guarantor from Borrower or any Affiliate (as defined in the Loan Agreement) of Guarantor and as otherwise determined in accordance with generally accepted accounting principles, applied on a consistent basis, as described in the Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board which are applicable to circumstances as of the date in question ("Minimum Net Worth Requirement").

      3.13 Guarantor agrees to maintain a net worth of not less than Forty Million Dollars ($40,000,000), without taking into account any amounts due Guarantor from Borrower or any Affiliate (as defined in the Loan Agreement) of Guarantor and as otherwise determined in accordance with generally accepted accounting principles, applied on a consistent basis, as described in the Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board which are applicable to circumstances as of the date in question ("Minimum Net Worth Requirement").

      3.14 Guarantor will not, and will not permit or suffer Borrower to, without obtaining the prior written consent of Lender, whether voluntarily or involuntarily, by operation of law or otherwise: (a) transfer, sell, pledge, convey, hypothecate, factor, or assign all or any portion of the Collateral (as defined in the Loan Agreement); (b) lease or license any portion of the Collateral, or change the legal or actual possession or use thereof; or (c) permit the dilution, transfer, pledge, hypothecation, or encumbrance of any of the stock of Borrower. Without limiting the generality of the preceding sentence, and subject to the terms of this Guaranty, the prior written consent of Lender shall be required for (A) any transfer of the Collateral or any part thereof to a subsidiary or other Affiliate of Borrower or otherwise; (B) any corporate merger or consolidation, disposition, or other reorganization of Borrower or Guarantor, or the reclassification of any of the capital stock of Borrower or Guarantor; or (C) any change in the ownership of Borrower or Guarantor; provided, however, that notwithstanding the foregoing provisions of this paragraph 3.14 to the contrary, Lender shall not unreasonably withhold its consent to any of the actions specified in (A) through (C) above in the event that: (X) the applicable successor to Borrower or Guarantor, as the case may be, is an investment grade company with a minimum net worth as determined in accordance with GAAP, of not less than an amount then approved by Lender, and the Minimum Net Worth Requirement, respectively; and (Y) in the case of a transfer pursuant to clause (A), the transferee assumes the obligations of Borrower under the Loan Documents pursuant to a document satisfactory to Lender without the release of Borrower or Guarantor and Borrower and Guarantor have executed a document or documents satisfactory to Lender confirming their respective obligations under the Loan Documents. In the event that Lender is willing to consent to a transfer that would otherwise be prohibited by this paragraph 3.14, Lender may condition its consent on such terms as it desires, including, without limitation, an increase in the Interest Rate (as defined in the Loan Agreement) and the requirement that Borrower pay a transfer fee, together with any expenses incurred by Lender in connection with the granting of such consent (including, without limitation, attorneys' fees and expenses). If Borrower violates the terms of this paragraph 3.14, in addition to any other rights or remedies which Lender may have hereunder, pursuant to any other Loan Document, or at law or in equity, Lender may, upon written notice to Borrower, increase, effective immediately as of the date of such violation, the Interest Rate to the Default Rate.

                                   ARTICLE 4

                            GUARANTOR'S WARRANTIES

      4.1   Guarantor represents and warrants to Lender that:

            (a)   Guarantor  is an  affiliate  of Borrower and will benefit from the
      Loan and the execution and delivery of the Loan Documents;

            (b) the execution, delivery and performance by Guarantor of this Guaranty does not and will not conflict with or contravene any law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over Guarantor or its activities, or conflict with or result in any default under any agreement or instrument of any kind unto which Guarantor is a party or by which Guarantor or its properties may be bound or affected, except for those as to which consents have been obtained by Guarantor and delivered to Lender and are in full force and effect;

            (c) neither the execution and delivery by Guarantor of this Guaranty nor the performance by Guarantor hereunder requires the consent, approval, order or authorization of, or registration with, or the giving of notice to any governmental authority, domestic or foreign, or any other person or entity, except such consents as have been obtained by Guarantor and delivered to Lender and are in full force and effect;

            (d) this Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms;

            (e) there is no action, litigation or other proceeding pending or threatened against Guarantor before any court, arbitrator or administrative agency which in Guarantor's reasonable opinion will have a materially adverse affect on its assets, business or financial condition or which would prevent, hinder or jeopardize its performance under this Guaranty;

            (f) Guarantor is fully familiar with all of the covenants, terms and conditions of the Loan Documents; it has been represented by counsel chosen by it in connection with this Guaranty and the transaction contemplated by the Loan Documents; and it has had the opportunity to consult with such counsel prior to executing this Guaranty and any other document which it is required to execute pursuant to the Credit Facility Agreement;

            (g) except for the agreement(s) disclosed on financial statements previously submitted to Lender, Guarantor is not a party to any contract, agreement, indenture or instrument or subject to any restriction which individually or in the aggregate might materially adversely affect its financial condition or businesses or which would in any way jeopardize the ability of Guarantor to perform hereunder;

            (h)   all  financial  information  delivered  to Lender with  respect to
      Guarantor  fairly  and  accurately   represents  the  financial  condition  of
      Guarantor;

            (i) the execution and delivery of this Guaranty will not (based upon the reasonable likelihood any contingent obligations shall become actual obligations) (i) render Guarantor insolvent under generally accepted accounting principles, (ii) leave Guarantor with remaining assets which constitute unreasonably small capital given the nature of its business, or
      (iii) result in the incurrence of debts (whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent) beyond Guarantor's ability to pay them when and as they become due; and as used in this subparagraph, "insolvent" means the present fair saleable value of assets is less than the probable amount required to be paid on existing debts when and as they mature;

            (j)   there  are  no  oral  or  written  conditions   precedent  to  the
      effectiveness of this Guaranty;

            (k) except as may be otherwise disclosed in Schedule 1, there is no existing indebtedness of Borrower to Guarantor, and Guarantor has no obligation to extend credit to Borrower;

            (l) Guarantor is a corporation duly organized and now existing in good standing under the laws of the State of Delaware and is duly qualified and in good standing and authorized to do business in all jurisdictions wherein the location and nature of the properties used or its business, as the same is presently or proposed to be conducted, makes such qualification necessary; and will maintain its corporate existence and right to carry on operations and acquire, maintain and renew all rights, contracts, powers, privileges, leases, lands, sanctions and franchises necessary or useful in the conduct of Guarantor's business operations; Guarantor has the requisite power and authority to carry on its business as presently conducted; and the execution, delivery and performance by Guarantor of this Guaranty has been duly authorized by all necessary corporate action; and

            (m) all of its representations and warranties set forth in the Loan Documents remain true and complete in all material respects, as if made on the date hereof and made to include this Guaranty.

                                   ARTICLE 5

                           MISCELLANEOUS PROVISIONS

      5.1 All the covenants, stipulations, promises and agreements contained in this Guaranty by or on behalf of Guarantor are for the benefit of Lender, its successors or assigns and shall bind Guarantor, and Guarantor's heirs, executors, personal representatives, successors and assigns. Lender, without notice of any kind, may sell, assign or transfer the Loan Documents, and in such event each and every immediate and successive assignee or transferee thereof may be given the right by Lender to enforce this Guaranty in full, by suit or otherwise, for its own benefit. Guarantor agrees for the benefit of any such assignee or transferee that Guarantor's obligations hereunder shall not be subject to any reduction, abatement, defense, set-off, counterclaim or recoupment for any reason whatsoever.

      5.2 All notices, requests or demands required or permitted to be given hereunder shall be in writing, and shall be deemed effective (a) upon hand delivery, if hand delivered; (b) one (1) Business Day after such are deposited for delivery via Federal Express or other nationally recognized overnight courier service; or (c) three (3) Business Days after such are deposited in the United States mails, certified or registered mail, all with delivery charges and/or postage prepaid, and addressed as shown below, or to such other address as the person being noticed may have designated in a notice given to the person sought to be charged with the effect thereof. Written notice may be given by telecopy to the telecopier number shown below or to such other telecopier number as the person being noticed may have designated in a notice given to the person sought to be charged with the effect thereof, which notice shall be effective on the day of receipt if received during the recipient's normal business hours on the day of receipt or otherwise on the next Business Day; provided that such notice shall not be deemed effective unless not later than the next Business Day, a copy of such notice is hand-delivered or deposited for delivery via courier or in the United States mails in accordance with the requirements set forth above. As used herein the term "Business Day" means a day other than a Saturday, a Sunday, a national holiday, or a day on which banks in Phoenix, Arizona are required to be closed. The notice addresses and telecopy numbers for Guarantor and Lender are:

      If to Lender:.....            FINOVA Capital Corporation
                              7272 East Indian School Road, Suite 410
                            Scottsdale, Arizona 85251
                              Attention:  Vice President - Resort Finance
                          Telecopy No.: (602) 874-6444

      with a copy to:...      FINOVA Capital Corporation
                              7272 East Indian School Road, Suite 410
                            Scottsdale, Arizona 85251
                              Attention:  Vice President - Associate General Counsel
                          Telecopy No.: (480) 874-6445

      If to Guarantor: .      Equivest, Inc.
                              Two Clinton Square
                              Syracuse, New York 13202
                         Attn: Thomas Hamel, President.
                           Telecopy No: (___) ___-____

      5.3 Terms used and not otherwise defined herein shall have the same meanings given thereto in the Loan Documents. The recitals set forth above are incorporated herein by this reference.

      5.4   CHOICE OF LAW, JURISDICTION AND VENUE; AND WAIVER OF JURY TRIAL.
            ----------------------------------------------------------------

            (a) THIS GUARANTY HAS BEEN DELIVERED IN THE STATE OF ARIZONA. THIS GUARANTY AND THE RIGHTS, DUTIES AND OBLIGATIONS OF GUARANTOR AND LENDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES.

            (b) EACH OF GUARANTOR AND (BY ITS ACCEPTANCE HEREOF) LENDER: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE SUBJECT MATTER HEREOF, OR, IF LENDER INITIATES SUCH ACTION, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION AND THE CHOICE OF SUCH VENUE SHALL IN ALL INSTANCES BE AT LENDER'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT SUCH PERSON IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF GUARANTOR AND (BY ITS ACCEPTANCE HEREOF) LENDER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

            (c) TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF GUARANTOR AND (BY ITS ACCEPTANCE HEREOF) LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY, OR DEFENSE ARISING OUT OF OR RELATED TO THIS GUARANTY, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY PARTY; AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. EACH OF GUARANTOR AND (BY ITS ACCEPTANCE HEREOF) LENDER FURTHER WAIVES ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER, INCLUDING LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

            (d) GUARANTOR ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS GUARANTY AND THE OTHER LOAN DOCUMENTS. THE WAIVER AND STIPULATIONS OF GUARANTOR AND LENDER IN THIS PARAGRAPH SHALL SURVIVE THE FINAL PAYMENT OR PERFORMANCE OF ALL OF THE OBLIGATIONS AND THE RESULTING TERMINATION OF THE GUARANTY.

[Guarantor initials _____]

[Lender initials ____]

      5.5 If any provision of this Guaranty is held to be illegal, invalid, unenforceable under present or future laws (all of which invalidating laws are waived to the fullest extent possible), the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected thereby. In lieu of each such illegal, invalid or unenforceable provision, there shall be added to this Guaranty a provision that is legal, valid and enforceable and as similar in terms to such illegal, invalid and unenforceable provision as may be possible.

      5.6   Time is of the essence in the performance of this Guaranty.

      5.7 Guarantor, at its sole cost and expense, agrees to deliver and supply Lender with a favorable opinion of its independent legal counsel, which counsel must be acceptable to Lender, with respect to such matters as Lender may require in its discretion and, to the best of such counsel's knowledge, confirming and substantiating the truth and accuracy of Guarantor's representations and warranties set forth in this Agreement.

      5.8 If Lender undertakes to enforce this Guaranty against Guarantor, Guarantor will pay to Lender in addition to any other amounts due hereunder, all costs and expenses of collection, including, without limitation, attorneys' fees and legal expenses, together with interest thereon at the Default Rate, whether or not legal proceedings shall be instituted. If legal proceedings are instituted by either party to enforce or interpret this Guaranty, to recover damages for breach of this Guaranty, to obtain declaratory relief in connection with this Guaranty, or otherwise to obtain judicial relief in connection herewith, the prevailing party shall be entitled to recover attorneys' fees as awarded by the court (and not by a jury) and all of the costs and expenses of that litigation or proceeding, and any and all appeals therefrom, including, but not limited to, taxable and nontaxable costs and expert witness fees, together with interest on those attorneys' fees and costs and expenses at the Default Rate. Without limiting the generality of the foregoing, in the event of the commencement of a bankruptcy proceeding by or against Guarantor or otherwise involving any Collateral, Lender shall, to the extent not already provided for herein, be entitled to recover, and Guarantor shall be obligated to pay, Lender's attorneys' fees and costs incurred in connection with: (i) any determination of the applicability of the Bankruptcy Code to the terms of this Guaranty or Lender's rights hereunder; (ii) any attempt by Lender to enforce or preserve its rights under the Bankruptcy Code, or to prevent Guarantor from seeking to deny Lender its rights thereunder; (iii) any effort by Lender to protect, preserve or enforce its rights against any collateral for the Obligations, or seeking authority to modify the automatic stay of Section 362 of the Bankruptcy Code or otherwise seeking to engage in such protection, preservation or enforcement; or (iv) any proceeding(s) arising under the Bankruptcy Code, or arising in or related to a case under the Bankruptcy Code.

      5.9 This Guaranty may be executed in counterparts, and any number of such counterparts which have been executed by Guarantor and Lender shall constitute one original. The telecopied signature of a person signing this Guaranty shall be deemed an original signature of and be binding upon that person for all purposes; provided, however, that if Guarantor delivers this Guaranty to Lender by telecopy, Guarantor shall deliver to Lender a manually executed copy of this Guaranty promptly after request therefor by Lender.

      5.10 This Guaranty exclusively and completely states the rights and obligations of Lender and Guarantor with respect to Guarantor's guaranty and subordination. No modification, variation, termination, discharge, abandonment, or waiver of any of the provisions or conditions of this Guaranty shall be valid unless in writing and signed by duly authorized representatives of the party sought to be bound by such action. This Guaranty supersedes any and all prior representations, warranties and/or inducements, written or oral, heretofore made by Lender concerning Guarantor's guaranty and subordination.

      5.11 Guarantor has taken all action necessary to assure that there will be no material adverse change to Guarantor's business by reason of the advent of the year 2000, including, without limitation, that all computer-based systems, embedded microchips and other processing capabilities effectively recognize and process dates after April 1, 1999. Guarantor has taken all actions necessary in Lender's reasonable judgment to assure that there will be no material adverse change to Guarantor's business by reason of the advent of the year 2000, including without limitation that all computer-based systems, embedded microchips and other processing capabilities effectively recognize and process all dates. Promptly after Lender's request from time to time, Guarantor shall provide to Lender assurance reasonably acceptable to Lender that Guarantor's computer-based systems, embedded microchips and other processing capabilities effectively recognize and process all dates.

      5.12 Unless otherwise specifically stipulated elsewhere in this Guaranty, if a matter is left in the this Guaranty to the decision, right, requirement, request, determination, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option, election, or discretion of Lender, its employees, Lender's counsel or any agent for or independent contractor of Lender, such action shall be deemed to be exercisable by Lender or such other person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, "option" and "discretion" shall be implied by use of the words "if" or "may". However, whenever the Loan Documents contain the terms "reasonably satisfactory to Lender," "reasonably determined by Lender," "reasonably acceptable to Lender," "reasonable consent of Lender," "Lender shall reasonably elect," "Lender shall reasonably request," "reasonably approved by Lender" or similar terms wherein the word reasonable or a derivative thereof is used with regard to an action of Lender: (a) such terms shall mean satisfactory to, at the election of, determined by, acceptable to or requested by, as applicable, Lender in its sole (but reasonably exercised) discretion under standards applicable to commercial lenders under the laws of the State of Arizona; and (b) it is the intention of the parties to permit Lender a broad latitude in which to exercise its discretion, acknowledging that, while such discretion may not be exercised arbitrarily or capriciously, it may be exercised conservatively for Lender's protection and benefit. By way of illustration, and not of limitation, it shall not be unreasonable for Lender, in exercising its discretion, to make conservative assumptions regarding the possible outcome of future events.

      5.13 As used in this Guaranty, the term "attorneys' fees" includes the reasonable fees of attorneys licensed to practice law in any jurisdiction, law clerks, paralegals, investigators and others not admitted to the bar but performing services under the supervision of a licensed attorney, and the expenses (including, without limitation, normal and customary charges for telecopy and photocopy services and clerical overtime) incurred by them in the performance of their services.

      IN WITNESS WHEREOF, this Guaranty is executed to be effective as of that date first appearing above.

                                    GUARANTOR:

                                    EQUIVEST, INC.,
                             a Delaware corporation


                                    By:  /S/
                                       -----
                                    Type/Print Name:  Thomas H. Hamel
                                                    -----------------
                                    Title:  Executive Vice President

STATE OF _____________..)
                        )  ss.
County of ______________      )

      The foregoing instrument was acknowledged before me this ____ day of _____________, 1999, by _______________________, the ____________________ of
Equivest, Inc., a Delaware corporation, for and on behalf of said corporation.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                                    Notary Public for the State and County aforesaid

My commission expires:

      Lender  hereby  accepts  this  Guaranty and  Subordination  from  Equivest,  Inc., a
Delaware corporation.

LENDER:           ......            FINOVA CAPITAL CORPORATION, a Delaware
                                    corporation



                                    By /s/
                                                                      Its:   Gayle   R.
                                                                         --------------
McKenzie, Vice President



                                  SCHEDULE 1

                     INDEBTEDNESS OF BORROWER TO GUARANTOR

                                     None